UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2008 (April 9, 2008)

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

                               001-14949                                                                          04-2837126
                                (Commission File Number)                                                            (I.R.S. Employer Identification Number)

107 Audubon Road
Wakefield, Massachusetts 01880
 (Address of Principal Executive Offices, including Zip Code)

(781) 246-0700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 9, 2008, Implant Sciences International, Inc. (the “Company”) received a notice from the American Stock Exchange (the “Exchange”) that the Company is not in compliance with certain of the Exchange’s continued listing standards as set forth in Part 10 of the AMEX Company Guide (the “Company Guide”).  Specifically, the Company is not in compliance with Section 1003(a)(ii) of the Company Guide with stockholders equity of less than $4,000,000 and losses from continuing operations and net losses in three out of its four most recent fiscal years and Section 1003(a)(iii) of the Company Guide with stockholders equity of less than $6,000,000 and losses from continuing operations and net losses in its five most recent fiscal years.

In order to maintain its listing on the Exchange, the Company must submit a plan of compliance by May 9, 2008 advising the Exchange of action it has taken, or will take, that would bring the Company into compliance with all continued listing standards by October 9, 2009.  The Company will continue trading on the AMEX, and if the plan is accepted by the Exchange, the Company will continue its listing on the AMEX.

Item 7.01.  Regulation FD Disclosure.

On April 14, 2008, the Company issued a press release announcing the warning letter described in Item 3.01 above.
The press release is attached hereto as Exhibit 99. 1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 EXHIBITS

Exhibits

99.1 Press release dated April 14, 2008 announcing receipt of AMEX non-compliance letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                         IMPLANT SCIENCES CORPORATION

                                                                                                                         /s/ Phillip Thomas
Date: April 15, 2008                                                                                                                                                                                                   By: /s/ Phillip Thomas
                                                                                                                        Phillip Thomas, Chief Executive Officer